SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2006
Waste Management, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12154 (Commission File Number)	73-1309529 (IRS Employer Identification No.)

1001 Fannin, Suite 4000 Houston, Texas (Address of Principal Executive Offices)	77002 (Zip Code)
Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     As previously announced by Waste Management, Inc. (the “Company”) in a press release dated November 8, 2005, the Company is scheduled to give a presentation on Monday, March 6, 2006, at the Raymond James 27th Annual Institutional Investor Conference in Orlando, Florida from 1:40 p.m. to 2:10 p.m. EST and on Tuesday, March 7, 2006, at the Citigroup 19th Annual Global Industrial Manufacturing Conference in New York, New York from 8:45 a.m. to 9:25 a.m. EST.
     David P. Steiner, Chief Executive Officer, and Robert G. Simpson, Chief Financial Officer, will give the Company’s presentations. Real-time audio webcasts of the presentations and related presentation materials will be posted to the Company’s website at www.wm.com, under the Investor Relations section, prior to the presentations. A replay of the webcasts will be available for two weeks after the presentations on the Company’s website.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.
Date: February 27, 2006	By:	/s/ Rick L Wittenbraker
Rick L Wittenbraker
Senior Vice President